UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2026
BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500		60045-3420
Mettawa	Illinois
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.75 per share	BC	New York Stock Exchange
NYSE Texas, Inc.
6.375% Senior Notes due 2049	BC-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2026, David M. Foulkes notified the Board of Directors (the “Board”) of Brunswick Corporation (“Brunswick” or the “Company”) of his decision to retire as Chairman of the Board and Chief Executive Officer, effective as of December 31, 2026. In connection with Mr. Foulkes’s retirement, the Company announced on September 21, 2026, that, effective as of January 1, 2027, Áine L. Denari, the Company’s current Executive Vice President, President - Navico Group and Chief Technology Officer, will assume the role of Chief Executive Officer, and David Everitt, who currently serves as the Lead Independent Director of the Company, will assume the role of Chairman of the Board. Ms. Denari will also replace Mr. Foulkes as a member of the Board, effective as of January 1, 2027, and will serve for the remainder of Mr. Foulkes’s term until the Company’s 2027 Annual Meeting of Shareholders.

Ms. Denari, 54, has been the Company’s Executive Vice President and President – Navico Group and Chief Technology Officer since August 2024. Ms. Denari joined Brunswick in October 2020 as Executive Vice President and President – Brunswick Boat Group. Prior to joining Brunswick, Ms. Denari worked at ZF AG as Senior Vice President and General Manager, Global Electronics ADAS (Advanced Driver Assistance Systems), from 2017 to 2020; as Senior Vice President, Planning and Business Development, from 2015 to 2017; and as Vice President, Business Development and Product Planning, from 2014 to 2017. Ms. Denari previously served in a variety of executive positions within the automotive industry and in leadership positions at major global consulting firms.

In connection with the appointment of Ms. Denari as the Chief Executive Officer, on September 21, 2026, the Company and Ms. Denari entered into Terms and Conditions of Employment, effective as of January 1, 2027 (the “Agreement”), which supersedes and terminates Ms. Denari’s prior Terms and Conditions of Employment, dated as of October 26, 2020. The term of the Agreement begins on its effective date and continues until terminated in accordance with its terms. Pursuant to the Agreement, in her new role as Chief Executive Officer, Ms. Denari will earn an annual base salary of $1,150,000. Furthermore, the Agreement provides that Ms. Denari will be entitled to (i) an annual target bonus opportunity under the Brunswick Performance Plan, with the target determined in accordance with the applicable plan terms, (ii) participate in and receive equity-based awards under the Brunswick's 2023 Stock Incentive Plan as determined by the Human Resources and Compensation Committee (the “Committee”), and (iii) participation in Company-sponsored retirement, health, welfare and other benefit plans offered to similarly situated senior executives, as generally described in Brunswick's most recent proxy statement filed with the Securities and Exchange Commission on March 19, 2026.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

There is no arrangement or understanding between Ms. Denari and any other person pursuant to which she was selected to serve as Chief Executive Officer or as a member of the Board. There are no family relationships among any of the Company’s directors or executive officers. Ms. Denari has not had an interest in any transaction with the Company, or any proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

To assist with maintaining leadership continuity and retaining critical talent, the Committee approved grants of special retention equity awards (“Retention Equity Awards”) in the form of time-vested restricted stock units (“RSUs”), with a grant date of September 21, 2026, to each of the following: (1) Ryan M. Gwillim, the Company’s Executive Vice President and Chief Financial Officer, with a grant-date value of $3,000,000; (2) John G. Buelow, the Company’s Executive Vice President and President – Mercury Marine, with a grant-date value of $1,700,000; and (3) Brenna D. Preisser, the Company’s Executive Vice President and President – Brunswick Boat Group, with a grant-date value of $1,700,000. The RSUs will be subject to Brunswick’s standard terms and conditions for RSUs, except that they: (i) will fully vest upon the two-year anniversary of the grant date, (ii) will not include the standard provisions that allow vesting upon retirement, and (iii) will vest pro rata if the executive’s employment is involuntarily terminated by the Company without “Cause” (as defined in Brunswick’s standard terms and conditions for RSUs).

The terms and conditions of the Retention Equity Awards are substantially identical to the standard terms and conditions for restricted stock units, which are filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and incorporated herein by reference, except as noted above.

A news release regarding these changes is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description of Exhibit
10.1	Terms and Conditions of Employment Agreement for Áine L. Denari, effective January 1, 2027.
99.1	Brunswick Corporation News Release, dated September 21, 2026, announcing leadership transition.
104	The cover page from this Current Report on Form 8-K, embedded within and formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: September 21, 2026	By:	/S/ CHRISTOPHER F. DEKKER
Christopher F. Dekker
Executive Vice President, General Counsel, Secretary and Chief Compliance Officer